UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2013

ALBEMARLE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	001-12658 (Commission File Number)	54-1692118 (I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (225) 388-8011

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2013, Albemarle Corporation (the “Company”) accepted the resignation of William B. Allen, Jr., the Company’s Vice President, Corporate Controller and Chief Accounting Officer.  Mr. Allen resigned to pursue other professional interests and will remain with the Company until January 18, 2013.

Upon Mr. Allen’s departure, Scott Tozier, Senior Vice President, Chief Financial Officer and Chief Risk Officer of the Company, will assume the duties of principal accounting officer.  Mr. Tozier will perform these duties in addition to his current duties as principal financial officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: January 9, 2013	By:	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Senior Vice President, General Counsel and Corporate Secretary